OCTOBER 10, 2000 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 2000
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                      CAPSTONE INTERNATIONAL SERIES TRUST:
            (now known as "Commonwealth International Series Trust")

                               CAPSTONE JAPAN FUND
                    (now known as "Commonwealth Japan Fund")

                            CAPSTONE NEW ZEALAND FUND
                  (now known as "Commonwealth New Zealand Fund)

     At the August 21, 2000 meeting of the Board of Trustees of the Capstone International Series Trust, several changes involving the Trust were adopted.

     The Trustees voted to change the name of the Trust from the Capstone International Series Trust to the Commonwealth International Series Trust.
Similarly, the name of the Capstone Japan Fund has been changed to the Commonwealth Japan Fund, and the name of the Capstone New Zealand Fund has been changed to the Commonwealth New Zealand Fund. All name changes were effective October 10, 2000.

     The Board further approved the appointment of Mr. Robert Scharar as President of the Trust. The Board also approved new service providers for the Trust as follows: Declaration Service Company is the new Transfer Agent for the Trust, and Declaration Distributors, Inc. is the new Distributor. The address of both companies is: 555 North Lane, Suite 6160, Conshohocken, PA 19428.

INVESTING BY MAIL

     For orders placed by mail, the Transfer Agent's address is (________Name of Fund ______________), C/O Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

INVESTING BY WIRE

     For an initial investment sent by wire, you must first call 1-888-345-1898 to be assigned a Fund Account number. For payments sent by wire, the wiring instructions are:

Commonwealth Japan Fund                   Commonwealth New Zealand Fund
Fifth Third Bank                          Fifth Third Bank
ABA#042000314                             ABA#042000314
DDA Acct# 992-68815                       DDA Acct# 992-68727
FBO: (____your name &                     FBO: (____your name &
     Fund Account # _______)                   Fund Account #___________)

TELEPHONE INVESTMENT

     After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-345-1898.

EXPEDITED REDEMPTION

     Telephone Redemption: You may order a redemption by calling the Transfer Agent at 1-800-345-1898.

EXCHANGING FUND SHARES

     You may exchange your Fund shares for shares of another Commonwealth fund at a price based on their respective NAV's.

TAX DEFERRED RETIREMENT PLANS

     Fund shares may be used by virtually all types of tax-deferred retirement plans, including traditional, Roth and Educational IRA's and Simplified Employee Pension Plans. For more information , call 1-800-345-1898.

                           HOW TO GET MORE INFORMATION

     You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-345-1898.